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                                    EXHIBIT NO. 10

                                  MATERIAL CONTRACTS


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                                         10.1

                         EMPLOYMENT CONTRACT - STANLEY WHITE


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THIS EMPLOYMENT AGREEMENT made as of the 22nd day of September, 1994.

B E T W E E N:

         PRINTING ASSOCIATES OF NEW YORK, INC., a corporation incorporated pursuant to the laws of the State of New York

         (the "Corporation")
                                                               OF THE FIRST PART

                                  - and -

         STANLEY JAMES WHITE, a resident of the State of New York

         (the "Employee")
                                                              OF THE SECOND PART


         WHEREAS the Corporation wishes to employ the Employee and the Employee wishes to be employed by the Corporation on a full-time basis, on the terms and conditions hereinafter set forth;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual premises and conditions herein contained, the sum of U.S. TEN DOLLARS (U.S.$10.00) now paid by each party hereto to the other and for other good and valuable consideration (the receipt and sufficiency whereof being hereby acknowledged), the parties hereto do hereby covenant and agree with each other as follows:

1.       SERVICES PROVIDED BY EMPLOYEE.

    (a) The Corporation hereby agrees to employ the Employee and the Employee hereby agrees to be employed by the Corporation upon and subject to the terms and conditions hereinafter set forth. The Employee's position shall be that of Vice-President of Sales and Marketing of the Corporation subject to the instructions, directions and control of the board of directors of the Corporation. The Employee shall perform such duties which are commensurate with the Employee's aforesaid office in connection with the Corporation and Printing Associates of Florida, Inc. ("PAF").

    (b) The character of the Employee's duties may be changed from time to time by mutual consent without causing a termination of this Agreement and notwithstanding such change the Employee's employment with the


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                                         -2-



         Corporation shall be construed as continuing under this Agreement as modified.

2. TERMS OF AGREEMENT. The term of this Agreement shall be for a period of three years commencing on the date hereof and terminating on September 22, 1997 (the "Term"). At the end of the Term, the Corporation and the Employee may jointly negotiate the terms and conditions of a new employment agreement with respect to the Corporation.

3. COMPENSATION. In consideration of the Employee's undertaking and performance of the obligations contained herein, the Corporation shall pay to the Employee a commission equal to 1% of the combined annual gross revenues of PA and PAF up to U.S. $11,000,000 provided that when such combined gross revenues exceed U.S. $11,000,000 the commission on such overage shall equal 1.5%. PA shall pay to the Employee a weekly draw against such commission based on U.S. $120,000 per annum divided by 52, together with the use of a company car not to exceed U.S. $11,000 per annum, health insurance and life insurance, such life insurance not to exceed $U.S. $1,000 per annum. At six month intervals, appropriate adjustments will be made to deal with commission draw surpluses and/or shortfalls.

4. EXCLUSIVE AGREEMENT. During the Term the Employee shall not be employed or engaged in any capacity in promoting, undertaking or carrying on any other business which will interfere with his obligations under this Agreement. The Employee shall devote such of his working time and attention to the business of the Corporation and PAF as is necessary, as determined by the Corporation and PAF acting reasonably, to fully carry out his duties hereunder. The Employee shall faithfully serve the Corporation and PAF and shall perform his duties to the best of his ability with due diligence and honesty.

5.       TERMINATION OF EMPLOYMENT

    (a)  "Cause" when used in this Agreement shall mean the following:

         (1)  conduct amounting to a criminal offence;

         (2)  habitual drunkenness or drug use of the Employee;

         (3)  breach by the Employee of the provisions of this Agreement; or

         (4)  gross misconduct on the part of the Employee.

    The employment of the Employee may be terminated forthwith by the Corporation prior to the end of the Term upon the occurrence of any of the following events:

         (5)  Cause;

         (6)  the death of the Employee;


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                                         -3-


         (7)  the Employee is declared bankrupt;

         (8) the Employee is adjudged unable to manage his own affairs by a court of competent jurisdiction;

         (9)  the Employee makes an assignment for the benefit of creditors;

        (10) the Employee becomes by reason of illness, disease, mental or physical disability or otherwise, unable for a period of three consecutive months to actively participate in the affairs of the Corporation; or

        (11) there is a material event of default giving rise to an indemnification of Laser Friendly Inc. ("Laser") pursuant to section 6.1 of the acquisition and plan of merger agreement dated as of even date among the Employee, Laser, the Corporation, PA (as hereinafter defined), Pasquale Bagnato, and Ruegg V. Quibell (the "Acquisition Agreement") and rights of setoff by Laser pursuant to section 6.5 of the Acquisition Agreement. In the event of any inconsistency between this Agreement and the Acquisition Agreement, the Acquisition Agreement shall govern.

    (b) Any termination of this Agreement pursuant to subsection 5(a) shall be accompanied by written notice (the "Termination Notice") sent by registered mail to the Employee or his personal representatives, as the case may be, in the manner and at the address set forth in section 9.

    (c) In the event of termination of this Agreement pursuant to any of the provisions of subsection 6(a), the Employee or his personal representatives, as the case may be, shall be entitled to receive any accrued but unpaid remuneration payable pursuant to section 3, pro rated on a daily basis to the date of termination.

6. CONFIDENTIALITY. The Employee acknowledges that in the course of carrying out, performing and fulfilling his duties hereunder he will have access to detailed, confidential and sensitive information and trade secrets relating to the business carried on by the Corporation and PAF and their associated companies and disclosure of any of such detailed, confidential and sensitive information and trade secrets to competitors of the Corporation and/or PAF or to the general public would be highly detrimental to the interests of the Corporation and/or PAF. The Employee further acknowledges that the right to maintain confidential such detailed, confidential and sensitive information and trade secrets constitutes a proprietary right which the Corporation and PAF are entitled to protect. Accordingly, the Employee covenants and agrees with the Corporation that both during the Term and after termination hereof the Employee shall not disclose any of such detailed, confidential and sensitive information, trade secrets and other private affairs of the Corporation and PAF to any person, firm, corporation or other entity howsoever designated or constituted nor shall he use the same for any purpose other than that of furthering the interests of the Corporation and/or PAF in the course of the Employee's employment.


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                                         -4-


7. NON-COMPETITION AND NON-SOLICITATION. During the Term and for a period of three years thereafter, the Employee shall not; (i) either individually or in partnership or jointly or in conjunction with any person or persons, or corporations as principal, agent, shareholder, employee, consultant, adviser or in any manner whatsoever, directly or indirectly, carry on the business of the Corporation and/or PAF except for any equity share investment in a public company whose shares are listed on a recognized stock exchange where such share investment does not in the aggregate exceed 5% of the issued equity shares of such company; or (ii) solicit any current or former clients or employees of the Corporation and PAF. The Employee hereby agrees that the restrictions in this section 7 are reasonable and valid and that all defences to the strict enforcement thereof by the Corporation are hereby waived by the Employee. The Employee further acknowledges that it is essential to the effective enforcement of this Agreement that the Corporation shall be entitled to a remedy of injunction and the Employee agrees that the Corporation shall be entitled thereto solely for the enforcement of the provisions hereof.

8.       INVALIDITY OR UNENFORCEABILITY.   If any term or provision of this
Agreement or any portion of a term or provision hereof or the application thereof to any person or circumstance to any extent shall be held invalid or unenforceable by a court of competent jurisdiction the remainder of this Agreement or the application of such terms or provisions or portion thereof to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement and each portion thereof shall be valid and enforced to the fullest extent permitted by law.

9.       NOTICE.   All notices which may or are required to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be served personally or mailed by prepaid registered mail in the case of:

    (a)  the Corporation at:

         150 Laser Court
         Hauppauge, New York
         11788

         Attention:     Victoria Danseglio
         Fax No.        (516) 231-7601

         with a copy to:

         Laser Friendly Inc.
         160 Nashdene Road
         Scarborough, Ontario
         M1V 4C4

         Attention:     Eleesha A. Swartz
         Fax No.:       (415) 754-8441


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                                         -5-


    (b)  the Employee at:

         201 Centre Street
         Pearl River, New York
         10965

         with a copy to:

         Aguinick & Gogel
         291 Broadway
         New York, New York
         1007

         Attention:     Bill Gogel

         The date of receipt of any such notice shall be deemed to be the date of delivery of such notice if served personally or if mailed as aforesaid, the third business day following the date of such mailing.

10.      ENTIRE AGREEMENT.   This Agreement contains the entire agreement
between the parties relating to the subject matter contained herein and no change or modification of any of its terms and provisions shall be effective unless made in writing.

11.      NO WAIVER.   The waiver by any party or any breach of any term of this
Agreement shall not prevent the subsequent enforcement of that term and shall not be deemed a waiver or any subsequent breach.

12.      NON-ASSIGNMENT OF AGREEMENT.   This Agreement shall not be assignable
by either party hereto without the consent in writing of the other party hereto.

13.      GOVERNING LAW.   This Agreement shall be governed by and interpreted
in accordance with the laws of the State of New York.

14.      BINDING EFFECT.   This Agreement shall enure to the benefit of and
be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns. For greater certainty and without limitation, it is understood and agreed that Printing Associates of New York, Inc. may merge to form Printing Associates Incorporated.

15.      COUNTERPARTS.   This Agreement may be executed in several
counterparts each of which so executed shall be deemed to be an original and such counter parts when taken together shall constitute one and the same original agreement and shall be binding on the parties hereto.

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                                         -6-


16.      INDEPENDENT LEGAL ADVICE.   The Employee represents and warrants
that he has received independent legal advice with respect to his entering into this Agreement.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement.


SIGNED, SEALED AND DELIVERED           )         PRINTING ASSOCIATES OF
         in the presence of            )         NEW YORK, INC.
                                       )
                                       )
                                       )         Per: /s/ [illegible]
                                       )             ---------------------
                                       )
 /s/ [illegible]                       )          /s/ Stanley James White
---------------------------------------)         -------------------------
Witness                                )         STANLEY JAMES WHITE
                                       )

Employment Agr - White


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                                         10.2

                       EMPLOYMENT CONTRACT - VICTORIA DANSEGLIO



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                                 [LETTERHEAD]


PERSONAL AND CONFIDENTIAL

February 12, 1997

Victoria S. Danseglio
27 Rocket Drive
Islip Terrace, NY 11752

Dear Vicki,

RE: Printing Associates Incorporated

Reference is made to the Employment Agreement (the "Agreement") dated the 22nd day of September, 1994 between Printing Associates Incorporated (formerly Printing Associates of New York Inc.) ("PANY") and Victoria Danseglio (the "Employee")

We hereby agree to amend the Agreement as follows:

1. Section 3 of the Agreement is deleted in its entirety and is replaced with the following:

    2. COMPENSATION. In consideration of the Employee's undertaking and performance of the obligations contained herein, the Corporation shall pay to the Employee a salary of U.S. $70,000 per annum during the Term payable weekly in arrears and the use of a company car not to exceed U.S. $10,000 per annum and daycare costs in lieu of healthcare coverage not to exceed U.S. $6,000 per annum.

All other terms and conditions of the Agreement shall remain the same, in full force and effect, unamended.

If you are in agreement with the foregoing please sign two original copies of this letter an return one fully executed copy hereof to the writer's attention.

                                       Yours truly,

                                       PRINTING ASSOCIATES INCORPORATED

                                        /s/ S J White
                                       --------------------------------
                                       Stanley James White
                                       President and Chief Executive Officer

Agreed to and accepted the
                          ---------
day of   February  ,1997.
      ------------

 /s/ Victoria Danseglio
-----------------------------
Victoria Danseglio

THIS EMPLOYMENT AGREEMENT made as of the 22nd day of September, 1994.

B E T W E E N:

         PRINTING ASSOCIATES OF NEW YORK, INC., a corporation incorporated pursuant to the laws of the State of New York

         (the "Corporation")
                                                               OF THE FIRST PART

                                  - and -

         VICTORIA DANSEGLIO, a resident of the State of New York

         (the "Employee")
                                                              OF THE SECOND PART


         WHEREAS the Corporation wishes to employ the Employee and the Employee wishes to be employed by the Corporation (as hereinafter defined) on a full-time basis, on the terms and conditions hereinafter set forth;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual premises and conditions herein contained, the sum of U.S. TEN DOLLARS (U.S.$10.00) now paid by each party hereto to the other and for other good and valuable consideration (the receipt and sufficiency whereof being hereby acknowledged), the parties hereto do hereby covenant and agree with each other as follows:

1.       SERVICES PROVIDED BY EMPLOYEE.

    (a) The Corporation hereby agrees to employ the Employee and the Employee hereby agrees to be employed by the Corporation upon and subject to the terms and conditions hereinafter set forth. The Employee's position shall be that of Vice-President of Finance of the Corporation subject to the instructions, directions and control of the board of directors of the Corporation. The Employee shall perform such duties which are commensurate with the Employee's aforesaid office in connection with the Corporation and the Corporation's affiliates, associates and subsidiaries from time to time, including without limitation, Printing Associates of Florida, Inc., Printing Associates of Pennsylvania, Inc. and Wintex International Inc. (collectively the "Associated Companies").


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                                         -2-


    (b) The character of the Employee's duties may be changed from time to time by mutual consent without causing a termination of this Agreement and notwithstanding such change the Employee's employment with the Corporation shall be construed as continuing under this Agreement as modified.

2. TERMS OF AGREEMENT. The term of this Agreement shall be for a period of five years commencing on the date hereof and terminating on September 22, 1999 (the "Term"). At the end of the Term, the Corporation and the Employee may jointly negotiate the terms and conditions of a new employment agreement with respect to the Corporation.

3. COMPENSATION. In consideration of the Employee's undertaking and performance of the obligations contained herein, the Corporation shall pay to the Employee a salary of U.S. $60,000.00 per annum during the Term payable weekly in arrears and the use of a company car not to exceed U.S. $10,000 per annum and daycare costs in lieu of healthcare coverage not to exceed $6,000.

4. EXCLUSIVE AGREEMENT. During the Term the Employee shall not be employed or engaged in any capacity in promoting, undertaking or carrying on any other business which will interfere with her obligations under this Agreement. The Employee shall devote such of her working time and attention to the business of the Corporation and the Associated Companies as is necessary, as determined by the Corporation acting reasonably, to fully carry out her duties hereunder. The Employee shall faithfully serve the Corporation and the Associated Companies and shall perform her duties to the best of her ability with due diligence and honesty.

5.       TERMINATION OF EMPLOYMENT

    (a)  "Cause" when used in this Agreement shall mean the following:

         (1)  conduct amounting to a criminal offence;

         (2)  habitual drunkenness or drug use of the Employee;

         (3)  breach by the Employee of the provisions of this Agreement; or

         (4)  gross misconduct on the part of the Employee.

    The employment of the Employee may be terminated forthwith by the Corporation prior to the end of the Term upon the occurrence of any of the following events:

         (5)  Cause;

         (6)  the death of the Employee;

         (7)  the Employee is declared bankrupt;


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                                         -3-


         (8) the Employee is adjudged unable to manage her own affairs by a court of competent jurisdiction;

         (9)  the Employee makes an assignment for the benefit of creditors; or

        (10) the Employee becomes by reason of illness, disease, mental or physical disability or otherwise, unable for a period of three consecutive months to actively participate in the affairs of the Corporation.

    (b) Any termination of this Agreement pursuant to subsection 5(a) shall be accompanied by written notice (the "Termination Notice") sent by registered mail to the Employee or her personal representatives, as the case may be, in the manner and at the address set forth in section 9.

    (c) In the event of termination of this Agreement pursuant to any of the provisions of subsection 5(a), the Employee or her personal representatives, as the case may be, shall be entitled to receive any accrued but unpaid remuneration payable pursuant to section 3, pro rated on a daily basis to the date of termination.

6. CONFIDENTIALITY. The Employee acknowledges that in the course of carrying out, performing and fulfilling her duties hereunder she will have access to detailed, confidential and sensitive information and trade secrets relating to the business carried on by the Corporation and the Associated Companies and disclosure of any of such detailed, confidential and sensitive information and trade secrets to competitors of the Corporation and the Associated Companies or to the general public would be highly detrimental to the interests of the Corporation and the Associated Companies. The Employee further acknowledges that the right to maintain confidential such detailed, confidential and sensitive information and trade secrets constitutes a proprietary right which the Corporation and the Associated Companies are entitled to protect. Accordingly, the Employee covenants and agrees with the Corporation that both during the Term and after termination hereof the Employee shall not disclose any of such detailed, confidential and sensitive information, trade secrets and other private affairs of the Corporation and the Associated Companies to any person, firm, corporation or other entity howsoever designated or constituted nor shall she use the same for any purpose other than that of furthering the interests of the Corporation and/or the Associated Companies in the course of the Employee's employment.

7. NON-COMPETITION AND NON-SOLICITATION. During the Term and for a period of five years thereafter, the Employee shall not; (i) either individually or in partnership or jointly or in conjunction with any person or persons, or corporations as principal, agent, shareholder, employee, consultant, adviser or in any manner whatsoever, directly or indirectly, carry on the business of the Corporation and the Associated Companies or their associated companies except for any equity share investment in a public company whose shares are listed on a recognized stock exchange where such share investment does not in the aggregate exceed 5% of the issued equity shares of such company; or (ii) solicit any current or former clients or


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                                         -4-


employees of the Corporation and the Associated Companies. The Employee hereby agrees that the restrictions in this section 7 are reasonable and valid and that all defences to the strict enforcement thereof by the Corporation are hereby waived by the Employee. The Employee further acknowledges that it is essential to the effective enforcement of this Agreement that the Corporation shall be entitled to a remedy of injunction and the Employee agrees that the Corporation shall be entitled thereto solely for the enforcement of the provisions hereof.

8. INVALIDITY OR UNENFORCEABILITY. If any term or provision of this Agreement or any portion of a term or provision hereof or the application thereof to any person or circumstance to any extent shall be held invalid or unenforceable by a court of competent jurisdiction the remainder of this Agreement or the application of such terms or provisions or portion thereof to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement and each portion thereof shall be valid and enforced to the fullest extent permitted by law.

9. NOTICE. All notices which may or are required to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be served personally or mailed by prepaid registered mail in the case of:

    (a)  the Corporation at:

         150 Laser Court
         Hauppauge, New York
         11788

         Attention: Ruegg V. Quibell

         Fax No.: (516) 231-7601

         with a copy to:

         Laser Friendly Inc.
         160 Nashdene Road
         Scarborough, Ontario
         M1V 4C4

         Attention: Eleesha A. Swartz

         Fax No.: (416) 754-8441

    (b)  the Employee at:

         27 Rocket Drive
         ---------------
         Islip Terrace
         ---------------
         NY 11752
         ---------------


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                                         -5-


         The date of receipt of any such notice shall be deemed to be the date of delivery of such notice if served personally or if mailed as aforesaid, the third business day following the date of such mailing.

10. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties relating to the subject matter contained herein and no change or modification of any of its terms and provisions shall be effective unless made in writing.

11. NO WAIVER. The waiver by any party or any breach of any term of this Agreement shall not prevent the subsequent enforcement of that term and shall not be deemed a waiver or any subsequent breach.

12. NON-ASSIGNMENT OF AGREEMENT. This Agreement shall not be assignable by either party hereto without the consent in writing of the other party hereto.

13. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

14. BINDING EFFECT. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns. For greater certainty without limitation, it is understood and agreed that Printing Associates of New York, Inc. and Printing Associates Incorporated may merge to form Printing Associates Incorporated.

15. COUNTERPARTS. This Agreement may be executed in several counterparts each of which so executed shall be deemed to be an original and such counter parts when taken together shall constitute one and the same original agreement and shall be binding on the parties hereto.

16. INDEPENDENT LEGAL ADVICE. The Employee represents and warrants that she has received independent legal advice with respect to her entering into this Agreement.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement.

SIGNED, SEALED AND DELIVERED           )              PRINTING ASSOCIATES OF
    In the presence of                 )              NEW YORK, INC.
                                       )
                                       )
                                       )              Per: /s/ [illegible]
                                       )                  ---------------------
    /s/ Ruegg Quibell                  )               /s/ Victoria Danseglio
---------------------------------------)              -------------------------
         Witness                       )              VICTORIA DANSEGLIO
                                       )


Employment Agr - Danseglio